SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K
                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2005

                               Delta Mutual, Inc.
               (Exact name of registrant as specified in charter)

             Delaware                               000-30563
    (State or other jurisdiction           (Commission File Number)
         of  incorporation)

111 North Branch Street, Sellersville, Pennsylvania      18960
-----------------------------------------------------   --------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (215) 258-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet arrangement of a Registrant.

Promissory Note due December 20, 2005

      On March 22, 2005, the Company issued to a private investor a 6% Promissory Note in the principal amount of $71,731.29, with the principal amount and interest due in three equal installments with the final installment due at maturity, on December 20, 2005.

      For the complete terms of the 6% Promissory Note, reference is made to the text thereof filed as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits.

       (c )Exhibits

        No.               Description of Exhibit

        4.9     6% Promissory Note, dated March 22, 2005, due December 20, 2005.

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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Delta Mutual, Inc.


Date: March 24,2005
                                        By: /s/ Peter F. Russo
                                        ----------------------------------------
                                        Peter F. Russo,
                                        President and Chief Executive Officer